Exhibit 10.28

TO BE ATTACHED TO

THE ORIGINAL AMENDED AND RESTATED REVOLVING NOTE

THIRD MODIFICATION OF

AMENDED AND RESTATED REVOLVING NOTE

THIS THIRD MODIFICATION OF AMENDED AND RESTATED REVOLVING NOTE (the “Note Modification”) is dated as of the           day of July, 2003, and is made by and between ON-SITE SOURCING, INC., a Delaware corporation (the “Borrower”), having an address at 832 North Henry Street, Alexandria, Virginia 22314, and WACHOVIA BANK, NATIONAL ASSOCIATION, successor-in-interest to First Union National Bank, a national banking association (the “Lender”), having an address at 1970 Chain Bridge Road, McLean, Virginia  22102.

RECITALS:

R-1.                           The Lender made a loan in the form of a revolving line of credit (the “Line of Credit”) to the Borrower in the maximum principal sum of $7,000,000.00, evidenced by an Amended and Restated Revolving Note dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Note dated as of May 23, 2002, and as further modified by that certain Second Modification of Amended and Restated Revolving Note dated as of March 24, 2003 (as so modified, the “Note”).

R-2.                           The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by the Borrower and the Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of July 2, 2001, that certain Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 23, 2002, that certain Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of September 25, 2002, that certain Fourth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of February 3, 2003, that certain Fifth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of March 24, 2003, and that certain Sixth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 6, 2003 (collectively, the “Original Loan Agreement”).

R-3.                           The Borrower and the Lender have agreed to modify the Note to reduce the Principal Sum (as defined in the Note) from Seven Million and 00/100 Dollars ($7,000,000.00) to Five Million and 00/100 Dollars ($5,000,000.00), to modify the interest rate, and for certain other purposes.  In addition to and in conjunction with entering into the Note Modification, Borrower and Lender have contemporaneously entered into a certain Seventh Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and

Security Agreement of even date herewith (the “Seventh Loan Agreement Modification”), thereby, among other things, reducing the “Maximum Revolving Commitment Amount” (as defined in the Original Loan Agreement) from Seven Million and 00/100 Dollars ($7,000,000.00) to Five Million and 00/100 Dollars ($5,000,000.00), and modifying the Original Loan Agreement to reflect that it governs and secures the Note, as modified by this Note Modification (the Original Loan Agreement, as modified by the Seventh Loan Agreement Modification, being collectively referred to as the “Loan Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties agree as follows:

1.                                       Loan Balance.  The parties affirm and agree that  the outstanding principal balance due and unpaid under the Note through the close of business of July          , 2003  is                                                  ($                       ).

2.                                       Principal Sum.  The Principal Sum, as defined in the Note, is hereby modified and decreased from Seven Million and 00/100 Dollars ($7,000,000.00) to Five Million and 00/100 Dollars ($5,000,000.00).

3.                                       Interest Rate. Commencing as of the date of this Note Modification, interest on the entire principal balance outstanding from time to time shall accrue at a fluctuating annual rate equal to the LIBOR Market Index Rate (hereinafter defined) in effect from time to time plus Two and Thirty One Hundredths percentage points (2.30%).    The LIBOR Market Index Rate, for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if  not  so reported,  then  as determined by Lender from another recognized source or interbank quotation).  Absent manifest error, the Lender’s determination of the LIBOR Market Index Rate for any day shall be conclusive.

The rate of interest that shall accrue under this Note shall change immediately upon any change in the LIBOR Market Index Rate.

If the LIBOR Market Index Rate is discontinued or unavailable, interest on the outstanding principal balance shall accrue at an annual rate equal to the Prime Rate (as defined in the Note).

All interest payable under the terms of the Note shall be calculated by applying a daily interest rate, determined by multiplying the outstanding principal balance by the applicable annual interest rate and dividing the resulting product by 360, to the actual number of days principal is outstanding.

As a result of the modifications set forth in this Note Modification, Borrower shall no longer have the option to elect to have interest accrue on the outstanding principal balance owing under the Note at the Lender’s Prime Rate.

4.                                       Payments and Maturity.  The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Note as modified by this Note Modification, shall be payable as follows:

a.                                       Interest shall continue to be due and payable monthly, commencing on the first day of the first calendar month after the date of this Note Modification, and on the first day of each succeeding calendar month.

b.                                      Unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on May 31, 2004 (the “Maturity Date”).  If the Loan Agreement provides for the Borrower to make additional payments on account of the Principal Sum from time to time, Borrower promises to make those payments at the time and in the manner specified in the Loan Agreement.

5.                                       Loan Agreement.  The Note, as modified by this Note Modification, and the loan evidenced thereby, shall be governed and secured by the Loan Agreement.

6.                                       Affirmation of Provisions.  Except as modified by this Note Modification, the provisions of the Note are hereby reaffirmed and remain in full force and effect.  The Borrower warrants that it has no offsets or defenses against the Note, as modified.  If the term Borrower comprises more than one person or entity, the liability of such persons or entities hereunder shall be joint and several.

IN WITNESS WHEREOF, the parties to this Third Modification of Amended and Restated Revolving Note have set their hands and seals as of the date and year first written above, the Lender having signed this Third Modification of Amended and Restated Revolving Note only for the purposes of consenting to the modifications herein contained.

(Signatures and Notary Acknowledgments on following pages)

ON-SITE SOURCING, INC., a Delaware corporation

By:	(SEAL)
Name:
Title:

WACHOVIA BANK, NATIONAL
ASSOCIATION, successor-in-interest to First
Union National Bank

By:	(SEAL)
Name:
Title:

COMMONWEALTH OF VIRGINIA

COUNTY OF                               : to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that                                              as                                                of On-Site Sourcing, Inc., whose name is signed to the foregoing Third Modification of Amended and Restated Revolving Note, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this             day of                        , 2003.

Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA

COUNTY OF                               : to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that                    as                              of Wachovia Bank, National Association, successor-in-interest to First Union National Bank, whose name is signed to the foregoing Third Modification of Amended and Restated Revolving Note, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this            day of                            , 2003.

Notary Public

My Commission expires: